                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: November 20, 1996

                           ARGYLE TELEVISION, INC.

            (Exact name of registrant as specified in its charter)



          DELAWARE                   0-27000                74-2717523
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)        dentification Number)


            200 Concord Plaza, Suite 700, San Antonio, Texas  78216
                   (Address of principal executive offices)


                                (210) 828-1700
                         (Registrant's Telephone No.)

ITEM 5.   OTHER EVENTS.
          ------------

          On November 20, 1996, the Company entered into a definitive agreement with Gannett Co., Inc. ("Gannett") to exchange Argyle's WZZM-TV, the ABC affiliate in Grand Rapids, Michigan, and WGRZ-TV, the NBC affiliate in Buffalo, New York, for Gannett's WLWT-TV, the NBC affiliate in Cincinnati, Ohio, and KOCO-TV, the ABC affiliate in Oklahoma City, Oklahoma. Gannett will also receive $20 million in additional consideration from the Company. The transaction is expected to close during the first quarter of 1997 and is subject to the satisfactory completion of a due diligence period, approval of the license transfers by the FCC and certain other conditions.

          The markets, Designated Market Area ("DMA") size (in terms of television households), network affiliations and other information for the stations involved in this transaction are as follows:

TO ARGYLE FROM GANNETT

Call Letters                  Market         DMA Size    Channel      Network
------------                  ------         --------    -------      -------
WLWT                      Cincinnati, OH        29          5           NBC
KOCO                     Oklahoma City, OK      43          5           ABC

TO GANNETT FROM ARGYLE

Call Letters                  Market         DMA Size    Channel      Network
--------------                ------         --------    -------      -------
WZZM                     Grand Rapids, MI       38         13           ABC
WGRZ                       Buffalo, NY          39          2           NBC

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

          a.   Financial Statements.
               --------------------

               Not applicable.


          b.   Pro Forma Financial Information.
               -------------------------------

               Not applicable.

          c.   Exhibits.
               --------

               10.1 Asset Exchange Agreement, by and among Combined Communications Corporation of Oklahoma, Inc., Multimedia Entertainment, Inc., WZZM Argyle Television, Inc., Grand Rapids Argyle Television, Inc., WGRZ Argyle Television, inc. and Buffalo Argyle Television, Inc. dated November 20, 1996

               20.1   Press Release issued November 20, 1996.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARGYLE TELEVISION, INC.


Dated:  November 27, 1996        By: /s/ Dean H. Blythe
                                    -----------------------------------
                                         Dean H. Blythe, Vice President,
                                         Secretary and General Counsel

                                 EXHIBIT INDEX

 Exhibit
 Number                               Description                                     Page
--------                              -----------                                     ----
  10.1         Asset Exchange Agreement, by and among Combined                       ______
               Communications Corporation of Oklahoma, Inc., Multimedia
               Entertainment, Inc., WZZM Argyle Television, Inc., Grand Rapids
               Argyle Television, Inc., WGRZ Argyle Television, inc. and Buffalo
               Argyle Television, Inc. dated November 20, 1996

  20.1         Press Release issued November 20, 1996.                               ______